UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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ALTISOURCE PORTFOLIO SOLUTIONS S.A.
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2015. Meeting Information ALTISOURCE PORTFOLIO SOLUTIONS S.A. Meeting Type: Annual Meeting Record Date: March 23, 2015 Date: May 20, 2015 Time: 9:00 a.m. Central European Time Location: ALTISOURCE PORTFOLIO SOLUTIONS S.A. 40, avenue Monterey L-2163 Luxembourg City Grand Duchy of Luxembourg You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M90688-P63621 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) available and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2015 to facilitate timely delivery. How To Vote M90689-P63621 Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. . XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors 4. Proposal to receive and approve the Directors' reports for the Luxembourg Statutory Accounts Nominees: 01) Timo Vättö 02) William B. Shepro 03) W. Michael Linn 04) Roland Müller-Ineichen 5. Proposal to allocate the profits in the Luxembourg Annual Accounts for the year ended December 31, 2014 6. Proposal to discharge each of the current and past Directors of Altisource Portfolio Solutions S.A. for the performance of their mandate during the year ended December 31, 2014 The Board of Directors recommends you vote FOR the following proposals: 7. Proposal to ratify non-management Directors’ compensation for the 2014 to 2015 service year and approve changes to non-management Directors’ compensation 2. Proposal to approve the appointment by the Audit Committee of our Board of Directors of Deloitte & Touche LLP to be our independent registered certified public accounting firm for the year ending December 31, 2015 and Deloitte Audit S.à r.l. to be our certified auditor for all statutory accounts as required by Luxembourg law for the same period 8. Proposal to approve a share repurchase program whereby Altisource Portfolio Solutions S.A. is authorized, for a period of five years, to repurchase up to fifteen percent (15%) of the outstanding shares of its common stock (as of the close of business on the date of shareholder approval) at a minimum price of one dollar ($1.00) per share and a maximum price of five hundred dollars ($500.00) per share 3. Proposal to approve Altisource Portfolio Solutions S.A.’s annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2014 (the “Luxembourg Annual Accounts”), and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States including a footnote reconciliation of equity and net income to International Financial Reporting Standards as of and for the year ended December 31, 2014 (the “Consolidated Accounts”) (together, the “Luxembourg Statutory Accounts”) NOTE: Proxies will vote in their discretion upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. M90690-P63621

Voting Instructions M90691-P63621